Prepaid and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2015
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Prepaid and Other Current Assets

	As of December 31, (in thousands)
	2014	2015
Matching loans to related parties	$—	$174,574
Due from 7Road	—	20,579
Rental deposits	6,158	6,268
Refundable corporate income tax	—	6,115
Prepaid cost of revenue	7,383	5,615
Deferred tax assets	4,918	4,673
Others	16,386	14,568

Total	$34,845	$232,392